                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                             ----------------------


                                    FORM 8-K
                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                        Date of Report: January 18, 2000
                                        ----------------




                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)



           Virginia                                                0-25762                         54-1719855
-------------------------------                                  ------------                  -------------------
(State or other jurisdiction of                                  (Commission                      (IRS Employer
        incorporation)                                           File Number)                  Identification No.)


11013 West Broad Street Road, Glen Allen, Virginia                23060
--------------------------------------------------             ------------
     (Address of principal executive offices)                   (Zip Code)


             (Registrant's telephone number, including area code):
                                 (804) 967-1000



         (Former name or former address, if changed since last report):
                                 Not Applicable

ITEM 5.    OTHER EVENTS

           The December 1999 monthly Certificateholder's Statements to investors were distributed January 18, 2000.


ITEM 7(c). EXHIBITS

           The following are filed as exhibits to this Report under Exhibit 20:

           1.  December Performance Summary
           2. Series 1995-1 Class A and Class B Certificateholder's Statements for the month of December 1999.
           3. Series 1995-3 Class A and Class B Certificateholder's Statements for the month of December 1999.
           4. Series 1996-1 Class A and Class B Certificateholder's Statements for the month of December 1999.
           5. Series 1996-2 Class A and Class B Certificateholder's Statements for the month of December 1999.
           6. Series 1996-3 Class A and Class B Certificateholder's Statements for the month of December 1999.
           7. Series 1997-1 Class A and Class B Certificateholder's Statements for the month of December 1999.
           8. Series 1997-2 Class A and Class B Certificateholder's Statements for the month of December 1999.
           9. Series 1998-1 Class A and Class B Certificateholder's Statements for the month of December 1999.
           10. Series 1998-3 Class A and Class B Certificateholder's Statements for the month of December 1999.
           11. Series 1998-4 Class A and Class B Certificateholder's Statements for the month of December 1999.
           12. Series 1999-1 Class A and Class B Certificateholder's Statements for the month of December 1999
           13. Series 1999-2 Class A and Class B Certificateholder's Statements for the month of December 1999
           14. Series 1999-3 Class A and Class B Certificateholder's Statements for the month of December 1999
           15.  Trust Excess Spread Analysis

                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there-unto duly authorized.

                                CAPITAL ONE MASTER TRUST

                                By:      CAPITAL ONE BANK
                                         Servicer


                                By:      /s/ David M. Willey
                                         --------------------------------------
                                         David M. Willey
                                         Senior Vice President and Treasurer
Date:  January 18, 2000

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549







                           -------------------------





                                    EXHIBITS

                                       TO

                                    FORM 8-K








                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)

                                INDEX TO EXHIBITS

                                                                              SEQUENTIALLY
EXHIBIT                                                                       NUMBERED
NUMBER           EXHIBITS                                                     PAGE
------           --------                                                     -------------


      1          December Performance Summary                                            07

      2          Series 1995-1 Class A and Class B Certificate-
                 holder's Statements for the month of December 1999                      09

      3          Series 1995-3 Class A and Class B Certificate-
                 holder's Statements for the month of December 1999                      11

      4          Series 1996-1 Class A and Class B Certificate-
                 holder's Statements for the month of December 1999                      13

      5          Series 1996-2 Class A and Class B Certificate-
                 holder's Statements for the month of December 1999                      15

      6          Series 1996-3 Class A and Class B Certificate-
                 holder's Statements for the month of December 1999                      17

      7          Series 1997-1 Class A and Class B Certificate-
                 holder's Statements for the month of December 1999                      19

      8          Series 1997-2 Class A and Class B Certificate-
                 holder's Statements for the month of December 1999                      21

      9          Series 1998-1 Class A and Class B Certificate-
                 holder's Statements for the month of December 1999                      24

      10         Series 1998-3 Class A and Class B Certificate-
                 holder's Statements for the month of December 1999                      27

      11         Series 1998-4 Class A and Class B Certificate-
                 holder's Statements for the month of December 1999                      30

      12         Series 1999-1 Class A and Class B Certificate-
                 holder's Statements for the month of December 1999                      32

      13         Series 1999-2 Class A and Class B Certificate-
                 holder's Statements for the month of December 1999                      34

      14         Series 1999-3 Class A and Class B Certificate-

                 holder's Statements for the month of December 1999                      36

      15         Trust Excess Spread Analysis                                            38